Common shares	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
Common shares	Common shares
Share capital as of June 30, 2024 and December 31, 2023 was as follows:

	Issued and fully paid share capital
	Shares	Par value each	$ thousands
As of December 31, 2023 (1)	74,048,962	0.01	740
Vesting of restricted stock units	11,666	0.01	1
As of March 31, 2024	74,060,628	0.01	741
Vesting of restricted stock units	4,767	0.01	—
Cancelled Shares	(5,252,263)	0.01	(53)
As at June 30, 2024 (1)	68,813,132	0.01	688
(1) As of June 30, 2024 and December 31, 2023, total common shares issued of 68,813,132 and 74,048,962, respectively, include 186,216 and 343,619 of common shares repurchased, pending cancellation as of the respective dates. These shares are considered retired for accounting purposes.

During the three months ended June 30, 2024, the Company repurchased approximately 2.5 million common shares on the NYSE and the OSE amounting to $125 million, with a weighted average share price of $50.68. During the six months ended June 30, 2024, the Company repurchased approximately 5.1 million common shares on the NYSE and the OSE amounting to $244 million, with a weighted average share price of $47.87.

On June 28, 2024, the Company cancelled 5,250,707 treasury shares acquired under the share repurchase program. The Company also cancelled an additional 1,556 treasury shares, which, in aggregate, constituted fractional shares not permitted to be distributed in connection with past share issuances.